SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2002

FIBERNET TELECOM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-7841	52-2255974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

570 Lexington Avenue
New York, New York 10022
(Address of principal executive
offices including zip code)

(212) 405-6200
(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE

Filed as Exhibit 99.1 hereto is the certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the quarter ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERNET TELECOM GROUP, INC. (Registrant)

Dated: November 14, 2002	By:	/S/ MICHAEL S. LISS

		Name: Title:	Michael S. Liss Chief Executive Officer